Exhibit 10.6

December 23, 2022

VIA ELECTRONIC MAIL
Cosway Company Inc.
20633 South Fordyce Avenue
Carson, CA 90810

Re: Extension of Manufacturing Services Agreement

Dear Cosway Legal Department,

Notwithstanding Olaplex Inc.’s (“Olaplex”) prior written notice terminating the Manufacturing Services Agreement ("Agreement") between Olaplex and Cosway Company Inc. ("Cosway") dated January 1, 2020, the parties have decided to extend the Agreement for three (3) months while the parties continue to negotiate a new manufacturing agreement. The Agreement will now expire on March 31, 2023. Further, the parties agree that the exclusivity provisions set forth in Section 14 of the Agreement will not be applicable during the extension period.

By signing below, Cosway acknowledges and agrees to this extension.

If you have any questions, please feel free to Alex Kirby, Director of Sourcing & Procurement, at Olaplex.

Best Regards,

/s/ Tracie Chesterman
Tracie Chesterman
Deputy General Counsel

Acknowledged and agreed:

By:     /s/ Greg Chambers
Name:     Greg Chambers
Date:     2/9/2023